UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21332

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-497-3746

Date of fiscal year end:  March 31, 2012

Date of reporting period:  March 31, 2012

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc. Helios Advantage Income Fund, Inc. Helios High Income Fund, Inc. Helios Multi-Sector High Income Fund, Inc. Helios Strategic Income Fund, Inc. Annual Report March 31, 2012 Brookfield

IN PROFILE

Brookfield is a global alternative asset manager with approximately $150 billion in assets under management as of March 31, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends nearly 40 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our SEC-registered investment advisor, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the fiscal year ended March 31, 2012.

Market performance over the prior twelve months was volatile, as the capital markets faced lingering concerns over the health of the global economy and sovereign debt issues in Europe. Investor confidence shifted regularly in response to economic data releases and financial headlines, resulting in a fluctuating and highly correlated market. However, as 2011 drew to a close, optimism began to regain some footing due to early signs of economic stabilization and recovery in the U.S. Within the high yield market, this rally in performance offset weakness experienced earlier in the year and led to improved confidence heading into 2012.

We continue to maintain our positive view of corporate credit quality and liquidity. Furthermore, we continue to believe that yield spreads in the high yield market remain attractive. However, we note that the market is now trading above par and nominal yields are trending below historical averages. Accordingly, while we believe the current market represents value for investors, the potential for future price appreciation may be limited.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ audited financial statements and portfolio of investments as of March 31, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2012, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on net asset value of 14.54% and a total return based on market price of 32.08%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.30 on March 31, 2012, the Fund’s shares had a dividend yield of 8.06%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Huntsman Corp., Crown, Cork & Seal Co., Inc. and Berry Plastics Corp. Huntsman Corp. is a chemical company that experienced better than expected earnings as underlying business trends improved. Crown, Cork & Seal Co., Inc. is a packaging company whose earnings improved on strong emerging market growth. Berry Plastics Corp. is another packaging company whose bonds rose on expectations of a possible Initial Public Offering and debt reduction.

Detractors of performance included Verso Paper Holdings, Sprint Capital and GMX Resources. Verso Paper Holdings is a paper company whose bonds fell on concern of a secular decline in coated paper usage. Sprint Capital is a wireless telecommunications service provider that announced a major network expansion financed with debt. GMX Resources is an oil and gas producer that completed a distressed bond exchange.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered modest, yet positive returns for the 12-month period ended March 31, 2012. Early in the period, markets corrected lower as, for the second year in a row, investors took a negative view beginning in May 2011 regarding the health of European peripheral countries, namely Greece. Following a challenging summer, markets turned decidedly positive producing strong returns in the second half of the period. High yield bonds returned 5.6% as the spread widened from 535 basis points to 594 basis points.1 Part of this spread widening was offset by lower Treasury bond interest rates, which fell from 3.5% to 2.2%. Equity returns, as measured by the Russell 2000, were slightly negative at 0.2%.

The spread between high yield and the 10-year Treasury, which rose sharply with the summer sell-off, rose from 535 basis points to briefly reach the high 800s on fears that European problems might cause a flight to safety and possibly another recession in the United States.1 Spreads narrowed as investors regained confidence in the economy as the year progressed. Current spreads of 594 basis points remain much wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector as a whole is trading above par. The difficulty in the market can be seen by the more volatile CCC-rated securities underperforming, returning only 2.2% in the period2, compared with 6.8% from the more conservative BB-rated names.3

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate steady at 1.9%.4 Note that this year’s default rate of 1.9% remains well below the market’s 25-year average default rate of 4.2%.5

Credit ratings agencies confirm the improving trend in corporate credit by upgrading 1.1 times as many high yield companies as they downgraded in the past 12 months.6 This means that credit is still improving, albeit at a slower rate than before. We noted that companies reported generally good earnings through the fourth quarter of 2011, (the latest reporting period) however we saw some decline in the rate of improvement with more companies reporting pressure on their costs.

Supply and demand was generally positive during the period and in the final six months, high yield mutual funds continued to experience strong inflows. New issue volume was strong after a late summer pause, accelerating to an all time quarterly record of $96.8 billion, in the first quarter of 2012, above the previous record of $81.8 billion posted in the second quarter of last year.7 Overall with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available for reasonably creditworthy names and report some challenges buying good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 594 basis points, and with the return of the market above par. While normally we would expect the spread to be 100 to 150 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the market trading at yield levels within 50 basis points of all time lows, our enthusiasm is somewhat tempered at this point.

Given our expectation of modest economic growth, modestly increasing defaults and no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

remain skeptical that the problems in Europe are permanently addressed, and wonder if investors might not question the health of the United States’ balance sheet after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

[1]	BofA Merrill Lynch U.S. High Yield Master II Index

[2]	BofA Merrill Lynch CCC & Lower U.S. High Yield Index

[3]	BofA Merrill Lynch BB U.S. High Yield Index

[4]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 1

[5]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 2

[6]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 10

[7]	Credit Suisse “Leveraged Finance Strategy Update” April 2, 2012, p. 2.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2012 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.06%

Weighted average coupon	8.01%

Weighted average life	5.32 years

Percentage of leveraged assets	28.86%

Total number of holdings	132

CREDIT QUALITY

BBB	3%

BB	13%

B	61%

CCC	17%

Unrated	2%

Cash	4%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	94%

Common Stocks and Warrants	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 5.4%
Basic Industry – 2.3%
Georgia-Pacific LLC	7.25%	06/01/28	$230	$270,712
Georgia-Pacific LLC	7.38	12/01/25	270	329,333
Westlake Chemical Corp. [2]	6.63	01/15/16	750	763,125

Total Basic Industry (Cost – $1,155,412)				1,363,170

Energy – 1.0%
Pioneer Natural Resources Co. (Cost – $438,318)	6.65	03/15/17	500	571,648

Telecommunications – 2.1%
Qwest Corp. [2] (Cost – $885,403)	6.88	09/15/33	1,225	1,212,750
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,479,133)				3,147,568
HIGH YIELD CORPORATE BONDS – 124.6%
Basic Industry – 18.1%
AK Steel Corp. [2]	7.63	05/15/20	670	646,550
Associated Materials LLC	9.13	11/01/17	700	680,750
Cascades, Inc. [6]	7.75	12/15/17	275	275,000
Cascades, Inc. [6]	7.88	01/15/20	500	493,750
FMG Resources August 2006 Pty Limited [3,4,6]	6.88	04/01/22	375	365,625
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	700	724,500
Huntsman International LLC [2]	8.63	03/15/21	1,000	1,122,500
Ineos Group Holdings Limited [3,4,6]	8.50	02/15/16	375	354,375
Ply Gem Industries, Inc. [2]	8.25	02/15/18	750	754,687
Polymer Group, Inc.	7.75	02/01/19	750	789,375
Solutia, Inc.	8.75	11/01/17	250	283,437
Steel Dynamics, Inc.	7.63	03/15/20	550	595,375
Tembec Industries, Inc. [2,6]	11.25	12/15/18	775	821,500
Trimas Corp.	9.75	12/15/17	345	381,225
United States Steel Corp. [2]	7.00	02/01/18	1,400	1,438,500
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	325	334,750
Xerium Technologies, Inc.	8.88	06/15/18	550	477,125

Total Basic Industry (Cost – $10,226,092)				10,539,024

Capital Goods – 7.5%
AAR Corp. [3,4]	7.25	01/15/22	300	306,000
Berry Plastics Corp. [2]	9.50	05/15/18	700	742,000
Building Materials Corp. of America [3,4]	6.75	05/01/21	375	397,969
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	975	1,033,500
Owens-Illinois, Inc.	7.80	05/15/18	575	645,437
Terex Corp.	6.50	04/01/20	300	302,250
Terex Corp. [2]	8.00	11/15/17	475	491,625
USG Corp. [2]	9.75	01/15/18	475	471,437

Total Capital Goods (Cost – $4,121,574)				4,390,218

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 18.7%
Ace Hardware Corp. [2,3,4]	9.13%	06/01/16	$500	$526,250
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	1,000	1,032,500
Caesars Operating Escrow LLC/Caesars Escrow Corp. [3,4]	8.50	02/15/20	300	305,250
CityCenter Holdings LLC/CityCenter Finance Corp. [2]	7.63	01/15/16	750	791,250
Dine Equity, Inc. [2]	9.50	10/30/18	750	821,250
Ford Motor Co. [2]	6.50	08/01/18	650	705,250
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	400	410,000
Levi Strauss & Co. [2]	7.63	05/15/20	750	793,125
Limited Brands, Inc.	8.50	06/15/19	300	354,750
McJunkin Red Man Corp. [2]	9.50	12/15/16	650	708,500
MGM Resorts International [2]	7.63	01/15/17	775	800,188
MGM Resorts International [3,4]	8.63	02/01/19	225	241,313
MTR Gaming Group, Inc.	11.50	08/01/19	221	218,889
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	750	705,000
Pharmaceutical Product Development, Inc. [3,4]	9.50	12/01/19	450	488,250
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	165	164,175
Sally Holdings LLC/Sally Capital, Inc. [3,4]	6.88	11/15/19	475	505,875
Tenneco, Inc. [2]	6.88	12/15/20	775	833,125
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	375	390,472
Visteon Corp.	6.75	04/15/19	110	111,650

Total Consumer Cyclical (Cost – $10,158,064)				10,907,062

Consumer Non-Cyclical – 16.9%
ACCO Brands Corp. [2]	10.63	03/15/15	650	709,319
American Reprographics Co. [2]	10.50	12/15/16	750	742,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	775	807,937
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	200	218,500
B&G Foods, Inc. [2]	7.63	01/15/18	1,000	1,073,750
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	630	663,075
Cenveo Corp.	8.88	02/01/18	350	332,500
Deluxe Corp. [2]	7.38	06/01/15	600	616,500
FTI Consulting, Inc.	7.75	10/01/16	500	514,375
Iron Mountain, Inc.	8.38	08/15/21	325	353,437
Iron Mountain, Inc. [2]	8.75	07/15/18	700	726,250
Jarden Corp. [2]	7.50	05/01/17	500	550,000
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	600	591,000
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25	02/01/21	450	479,250
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	325	364,000
Service Corp. International [2]	6.75	04/01/16	1,000	1,082,500

Total Consumer Non-Cyclical (Cost – $9,277,882)				9,824,893

Energy – 23.9%
Arch Coal, Inc.	8.75	08/01/16	550	577,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	750	796,875
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	700	703,500
Chaparral Energy, Inc. [2]	8.88	02/01/17	1,000	1,045,000

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consol Energy, Inc. [2]	8.25%	04/01/20	$900	$940,500
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	675	717,187
EV Energy Partners LP/EV Energy Finance Corp. [2]	8.00	04/15/19	775	794,375
FTS International Services LLC/FTS International Bonds, Inc. [3,4]	7.88	11/15/18	455	475,475
Frontier Oil Corp.	8.50	09/15/16	550	584,375
GMX Resources, Inc. [3,4,7]	11.00	12/01/17	281	234,635
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	750	785,625
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	594,000
Key Energy Services, Inc.	6.75	03/01/21	500	513,750
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	570	614,175
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	325	338,000
Plains Exploration & Production Co.	7.63	06/01/18	550	584,375
Precision Drilling Corp. [2,6]	6.63	11/15/20	750	785,625
Quicksilver Resources, Inc. [2]	11.75	01/01/16	450	475,875
SESI LLC [2]	6.88	06/01/14	600	601,500
Trinidad Drilling LTD [3,4,6]	7.88	01/15/19	760	808,450
Venoco, Inc. [2]	8.88	02/15/19	750	686,250
W&T Offshore, Inc.	8.50	06/15/19	255	269,662

Total Energy (Cost – $13,558,671)				13,926,709

Finance & Investment – 4.7%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	556,250
Ineos Finance PLC [3,4,6]	9.00	05/15/15	400	424,500
Marina District Finance Co., Inc. [2]	9.88	08/15/18	1,000	897,500
Masonite International Corp. [3,4,6]	8.25	04/15/21	775	806,000
Motors Liquidation Co. [8]	7.13	07/15/13	250	3,750
Motors Liquidation Co. [2,8]	8.38	07/15/33	1,750	26,250

Total Finance & Investment (Cost – $2,653,883)				2,714,250

Media – 5.6%
Cablevision Systems Corp. [2]	8.63	09/15/17	800	871,000
CCO Holdings LLC/CCO Cap Corp. [2]	8.13	04/30/20	975	1,082,250
Insight Communications, Inc. [3,4]	9.38	07/15/18	454	518,695
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	750	814,688

Total Media (Cost – $3,099,454)				3,286,633

Real Estate – 1.3%
Realogy Corp. [3,4] (Cost – $696,890)	7.88	02/15/19	775	775,000

Services Cyclical – 8.9%
AMC Entertainment, Inc. [2]	8.75	06/01/19	875	916,563
Beazer Homes USA, Inc.	9.13	06/15/18	300	262,125
Caesars Entertainment Operating Co., Inc. [2]	11.25	06/01/17	600	654,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	650	719,063
K Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	750	677,813

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88%	04/15/17	$750	$779,063
Pulte Group, Inc.	6.38	05/15/33	750	603,750
Standard Pacific Corp. [2]	8.38	05/15/18	550	585,063

Total Services Cyclical (Cost – $5,071,181)				5,197,440

Services Non-Cyclical – 2.1%
HCA, Inc. [2]	8.00	10/01/18	775	844,750
Health Management Associates, Inc. [3,4]	7.38	01/15/20	375	382,500

Total Services Non-Cyclical (Cost – $1,160,592)				1,227,250

Technology & Electronics – 3.8%
Coleman Cable, Inc. [2]	9.00	02/15/18	550	578,875
First Data Corp. [2,3,4]	8.25	01/15/21	750	733,125
First Data Corp.	9.88	09/24/15	71	71,355
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	750	821,250

Total Technology & Electronics (Cost – $2,117,790)				2,204,605

Telecommunications – 9.8%
Cincinnati Bell, Inc.	8.25	10/15/17	345	352,331
Cincinnati Bell, Inc. [2]	8.38	10/15/20	580	582,900
Clear Channel Communications, Inc. [2]	9.00	03/01/21	750	675,000
Frontier Communications Corp. [2]	7.13	03/15/19	1,300	1,303,250
inVentiv Health, Inc. [3,4]	10.00	08/15/18	300	271,500
Level 3 Financing, Inc. [3,4]	8.63	07/15/20	650	682,500
PAETEC Holding Corp.	9.88	12/01/18	500	565,000
Windstream Corp. [2]	7.00	03/15/19	1,250	1,275,000

Total Telecommunications (Cost – $5,556,567)				5,707,481

Utility – 3.3%
Calpine Corp. [2,3,4]	7.25	10/15/17	650	689,000
Edison Mission Energy	7.00	05/15/17	325	204,750
Mueller Water Products, Inc.	7.38	06/01/17	500	492,500
NRG Energy, Inc.	8.50	06/15/19	550	554,125

Total Utility (Cost – $1,942,058)				1,940,375
Total HIGH YIELD CORPORATE BONDS (Cost – $69,640,698)				72,640,940
TERM LOAN – 0.3%
Texas Competitive Electric Holdings Co. LLC [1,4] (Cost – $273,843)	4.74	04/10/12	334	185,210

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Shares	Value (Note 2)
COMMON STOCKS – 1.7%
Consumer Discretionary – 0.4%
General Motors Company [5] (Cost – $380,638)	8,132	$208,586

Materials – 0.9%
Huntsman Corp. (Cost – $379,531)	37,905	531,049

Telecommunications – 0.4%
Frontier Communications Corp.	21,644	90,255
Windstream Corp.	11,050	129,396

Total Telecommunications (Cost – $325,638)		219,651
Total COMMON STOCKS (Cost – $1,085,807)		959,286
WARRANTS – 0.4%
Consumer Discretionary – 0.4%
General Motors Company [5]
Expiration: July 2016
Exercise Price: $10.00	7,393	122,946

General Motors Company [5]
Expiration: July 2019
Exercise Price: $18.33	7,393	82,802

Total Consumer Discretionary (Cost – $432,026)		205,748
Total WARRANTS (Cost – $432,026)		205,748
Total Investments – 132.4% (Cost – $73,911,507)		77,138,752
Liabilities in Excess of Other Assets – (32.4)%		(18,859,293)

Total NET ASSETS – 100.0%		$58,279,459

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2012, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on net asset value of 15.31% and a total return based on market price of 27.89%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.90 on March 31, 2012, the Fund’s shares had a dividend yield of 8.09%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Huntsman Corp., Berry Plastics Corp. and Crown, Cork & Seal Co. Huntsman Corp. is a chemical company that experienced better than expected earnings as underlying business trends improved. Berry Plastics Corp. is a packaging company whose bonds rose on expectations of a possible Initial Public Offering and debt reduction and Crown, Cork & Seal Co., Inc. is another a packaging company whose earnings improved on strong emerging market growth.

Detractors of performance included Sprint Capital, GMX Resources and Mercer International. Sprint Capital is a wireless telecommunications service provider that announced a major network expansion financed with debt. GMX Resources is an oil and gas producer that completed a distressed bond exchange. Mercer International is a pulp producer that has experienced lower volumes and prices.

2012 Annual Report

HELIOS HIGH INCOME FUND, INC.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered modest, yet positive returns for the 12-month period ended March 31, 2012. Early in the period, markets corrected lower as, for the second year in a row, investors took a negative view beginning in May 2011 regarding the health of European peripheral countries, namely Greece. Following a challenging summer, markets turned decidedly positive producing strong returns in the second half of the period. High yield bonds returned 5.6% as the spread widened from 535 basis points to 594 basis points.1 Part of this spread widening was offset by lower Treasury bond interest rates, which fell from 3.5% to 2.2%. Equity returns, as measured by the Russell 2000, were slightly negative at 0.2%.

The spread between high yield and the 10-year Treasury, which rose sharply with the summer sell-off, rose from 535 basis points to briefly reach the high 800s on fears that European problems might cause a flight to safety and possibly another recession in the United States.1 Spreads narrowed as investors regained confidence in the economy as the year progressed. Current spreads of 594 basis points remain much wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector as a whole is trading above par. The difficulty in the market can be seen by the more volatile CCC-rated securities underperforming, returning only 2.2% in the period2, compared with 6.8% from the more conservative BB-rated names.3

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate steady at 1.9%.4 Note that this year’s default rate of 1.9% remains well below the market’s 25-year average default rate of 4.2%.5

Credit ratings agencies confirm the improving trend in corporate credit by upgrading 1.1 times as many high yield companies as they downgraded in the past 12 months.6 This means that credit is still improving, albeit at a slower rate than before. We noted that companies reported generally good earnings through the fourth quarter of 2011, (the latest reporting period) however we saw some decline in the rate of improvement with more companies reporting pressure on their costs.

Supply and demand was generally positive during the period and in the final six months, high yield mutual funds continued to experience strong inflows. New issue volume was strong after a late summer pause, accelerating to an all time quarterly record of $96.8 billion, in the first quarter of 2012, above the previous record of $81.8 billion posted in the second quarter of last year.7 Overall with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available for reasonably creditworthy names and report some challenges buying good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 594 basis points, and with the return of the market above par. While normally we would expect the spread to be 100 to 150 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve. With the market trading at yield levels within 50 basis points of all time lows, our enthusiasm is somewhat tempered at this point.

Given our expectation of modest economic growth, modestly increasing defaults and no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

remain skeptical that the problems in Europe are permanently addressed, and wonder if investors might not question the health of the United States’ balance sheet after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

[1]	BofA Merrill Lynch U.S. High Yield Master II Index

[2]	BofA Merrill Lynch CCC & Lower U.S. High Yield Index

[3]	BofA Merrill Lynch BB U.S. High Yield Index

[4]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 1

[5]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 2

[6]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 10

[7]	Credit Suisse “Leveraged Finance Strategy Update” April 2, 2012, p. 2.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2012 and subject to change based on subsequent developments.

2012 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.09%

Weighted average coupon	8.02%

Weighted average life	5.31 years

Percentage of leveraged assets	29.73%

Total number of holdings	127

CREDIT QUALITY

BBB	4%

BB	13%

B	60%

CCC	17%

Unrated	2%

Cash	4%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	5%

High Yield Corporate Bonds	93%

Common Stocks and Warrants	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 6.9%
Basic Industry – 2.9%
Georgia-Pacific LLC	7.25%	06/01/28	$220	$258,942
Georgia-Pacific LLC	7.38	12/01/25	255	311,037
Westlake Chemical Corp. [2]	6.63	01/15/16	625	635,938

Total Basic Industry (Cost – $1,017,352)				1,205,917

Energy – 1.0%
Pioneer Natural Resources Co. (Cost – $301,691)	6.65	03/15/17	350	400,154

Telecommunications – 3.0%
Qwest Corp. [2] (Cost – $931,697)	6.88	09/15/33	1,225	1,212,750
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,250,740)				2,818,821
HIGH YIELD CORPORATE BONDS – 124.5%
Basic Industry – 18.5%
AK Steel Corp. [2]	7.63	05/15/20	580	559,700
Associated Materials LLC	9.13	11/01/17	525	510,563
Cascades, Inc. [2,6]	7.75	12/15/17	550	550,000
FMG Resources August 2006 Pty Limited [3,4,6]	6.88	04/01/22	275	268,125
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	550	569,250
Huntsman International LLC	8.63	03/15/21	500	561,250
Ineos Group Holdings Limited [3,4,6]	8.50	02/15/16	265	250,425
Ply Gem Industries, Inc.	8.25	02/15/18	525	528,281
Polymer Group, Inc. [2]	7.75	02/01/19	525	552,562
Solutia, Inc.	8.75	11/01/17	175	198,406
Steel Dynamics, Inc. [2]	7.63	03/15/20	500	541,250
Tembec Industries, Inc. [2,6]	11.25	12/15/18	550	583,000
Trimas Corp. [2]	9.75	12/15/17	260	287,300
United States Steel Corp. [2]	7.00	02/01/18	1,000	1,027,500
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	225	231,750
Xerium Technologies, Inc.	8.88	06/15/18	415	360,013

Total Basic Industry (Cost – $7,346,088)				7,579,375

Capital Goods – 8.1%
AAR Corp. [3,4]	7.25	01/15/22	200	204,000
Berry Plastics Corp. [2]	9.50	05/15/18	525	556,500
Building Materials Corp. of America [3,4]	6.75	05/01/21	275	291,844
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	700	742,000
Owens-Illinois, Inc.	7.80	05/15/18	425	477,062
Terex Corp.	6.50	04/01/20	200	201,500
Terex Corp. [2]	8.00	11/15/17	350	362,250
USG Corp. [2]	9.75	01/15/18	500	496,250

Total Capital Goods (Cost – $3,114,979)				3,331,406

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 17.8%
ACE Hardware Corp. [2,3,4]	9.13%	06/01/16	$500	$526,250
American Axle & Manufacturing, Inc.	7.75	11/15/19	200	213,500
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	567,875
Caesars Operating Escrow LLC/Caesars Escrow Corp. [3,4]	8.50	02/15/20	200	203,500
CityCenter Holdings LLC/CityCenter Finance Corp.	7.63	01/15/16	100	105,500
DineEquity, Inc. [2]	9.50	10/30/18	525	574,875
Ford Motor Co.	6.50	08/01/18	475	515,375
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	275	281,875
Levi Strauss & Co.	7.63	05/15/20	500	528,750
Limited Brands, Inc.	8.50	06/15/19	250	295,625
McJunkin Red Man Corp.	9.50	12/15/16	475	517,750
MGM Resorts International [2]	7.63	01/15/17	550	567,875
MGM Resorts International [3,4]	8.63	02/01/19	150	160,875
MTR Gaming Group, Inc.	11.50	08/01/19	166	164,167
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	525	493,500
Pharmaceutical Product Development, Inc. [3,4]	9.50	12/01/19	500	542,500
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	125	124,375
Tenneco, Inc. [2]	6.88	12/15/20	550	591,250
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	260	270,728
Visteon Corp.	6.75	04/15/19	80	81,200

Total Consumer Cyclical (Cost – $6,749,480)				7,327,345

Consumer Non-Cyclical – 15.4%
ACCO Brands Corp. [2]	10.63	03/15/15	500	545,630
American Reprographics Co. [2]	10.50	12/15/16	525	519,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	550	573,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	150	163,875
B&G Foods, Inc. [2]	7.63	01/15/18	500	536,875
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	472	496,780
Cenveo Corp.	8.88	02/01/18	250	237,500
Deluxe Corp. [2]	7.38	06/01/15	500	513,750
Iron Mountain, Inc. [2]	8.38	08/15/21	250	271,875
Iron Mountain, Inc. [2]	8.75	07/15/18	525	544,687
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	525	517,125
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25	02/01/21	300	319,500
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	250	280,000
Service Corp. International [2]	6.75	04/01/16	750	811,875

Total Consumer Non-Cyclical (Cost – $6,052,504)				6,332,597

Energy – 24.8%
Arch Coal, Inc. [2]	8.75	08/01/16	500	525,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	525	557,812
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	525	527,625
Chaparral Energy, Inc. [2]	8.88	02/01/17	525	548,625
Consol Energy, Inc. [2]	8.25	04/01/20	700	731,500
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	500	531,250

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
EV Energy Partners LP/EV Energy Finance Corp. [2]	8.00%	04/15/19	$550	$563,750
FTS International Services LLC/FTS International Bonds, Inc. [2,3,4]	7.88	11/15/18	340	355,300
Frontier Oil Corp.	8.50	09/15/16	500	531,250
GMX Resources, Inc. [2,3,4,7]	11.00	12/01/17	198	165,330
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	325	340,438
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	500	540,000
Key Energy Services, Inc.	6.75	03/01/21	400	411,000
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	500	538,750
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	225	234,000
Plains Exploration & Production Co.	7.63	06/01/18	500	531,250
Precision Drilling Corp. [6]	6.63	11/15/20	450	471,375
Quicksilver Resources, Inc. [2]	11.75	01/01/16	350	370,125
SESI LLC [2]	6.88	06/01/14	450	451,125
Trinidad Drilling Limited [2,3,4,6]	7.88	01/15/19	550	585,063
Venoco, Inc.	8.88	02/15/19	525	480,375
W&T Offshore, Inc.	8.50	06/15/19	190	200,925

Total Energy (Cost – $9,957,044)				10,191,868

Finance & Investment – 4.8%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	556,250
Ineos Finance PLC [3,4,6]	9.00	05/15/15	285	302,456
Marina District Finance Co., Inc.	9.88	08/15/18	525	471,187
Masonite International Corp. [3,4,6]	8.25	04/15/21	575	598,000
Motors Liquidation Co. [8]	7.13	07/15/13	250	3,750
Motors Liquidation Co. [2,8]	8.38	07/15/33	1,250	18,750

Total Finance & Investment (Cost – $1,872,752)				1,950,393

Media – 6.3%
Cablevision Systems Corp. [2]	8.63	09/15/17	750	816,563
CCO Holdings LLC/CCO Cap Corp. [2]	8.13	04/30/20	750	832,500
Insight Communications, Inc. [3,4]	9.38	07/15/18	325	371,313
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	525	570,281

Total Media (Cost – $2,438,782)				2,590,657

Real Estate – 1.4%
Realogy Corp. [3,4] (Cost – $494,567)	7.88	02/15/19	550	550,000

Services Cyclical – 8.8%
AMC Entertainment, Inc. [2]	8.75	06/01/19	800	838,000
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	218,437
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	475	525,469
Caesars Entertainment Operating Co., Inc. [2]	11.25	06/01/17	450	490,500
K Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	525	474,469
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88	04/15/17	525	545,344

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Standard Pacific Corp. [2]	8.38%	05/15/18	$500	$531,875

Total Services Cyclical (Cost – $3,496,279)				3,624,094

Services Non-Cyclical – 2.1%
HCA, Inc. [2]	8.00	10/01/18	550	599,500
Health Management Associates, Inc. [3,4]	7.38	01/15/20	275	280,500

Total Services Non-Cyclical (Cost – $833,155)				880,000

Technology & Electronics – 2.7%
First Data Corp. [2,3,4]	8.25	01/15/21	525	513,187
First Data Corp.	9.88	09/24/15	53	53,265
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	500	547,500

Total Technology & Electronics (Cost – $1,053,856)				1,113,952

Telecommunications – 10.0%
Cincinnati Bell, Inc. [2]	8.25	10/15/17	250	255,313
Cincinnati Bell, Inc. [2]	8.38	10/15/20	500	502,500
Clear Channel Communications, Inc. [2]	9.00	03/01/21	525	472,500
Frontier Communications Corp. [2]	7.13	03/15/19	950	952,375
inVentiv Health, Inc. [3,4]	10.00	08/15/18	215	194,575
Level 3 Financing, Inc. [3,4]	8.63	07/15/20	450	472,500
PAETEC Holding Corp.	9.88	12/01/18	300	339,000
Windstream Corp. [2]	7.00	03/15/19	900	918,000

Total Telecommunications (Cost – $4,003,238)				4,106,763

Utility – 3.8%
Calpine Corp. [2,3,4]	7.25	10/15/17	500	530,000
Edison Mission Energy	7.00	05/15/17	250	157,500
Mueller Water Products, Inc.	7.38	06/01/17	350	344,750
NRG Energy, Inc.	8.50	06/15/19	500	503,750

Total Utility (Cost – $1,535,605)				1,536,000
Total HIGH YIELD CORPORATE BONDS (Cost – $48,948,329)				51,114,450
TERM LOAN – 0.3%
Texas Competitive Electric Holdings Co. LLC [1,4] (Cost – $215,161)	4.74	04/10/12	262	145,522

			Shares	Value (Note 2)
COMMON STOCKS – 1.7%
Consumer Discretionary – 0.4%
General Motors Company [5] (Cost – $296,245)			6,099	$156,439

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Materials – 0.9%
Huntsman Corp. (Cost – $275,862)	27,370	$383,454

Telecommunications – 0.4%
Frontier Communications Corp.	15,508	64,668
Windstream Corp.	8,300	97,193

Total Telecommunications (Cost – $273,230)		161,861
Total COMMON STOCKS (Cost – $845,337)		701,754
WARRANTS – 0.4%
Consumer Discretionary – 0.4%
General Motors Company [5] Expiration: July 2016 Exercise Price: $10.00	5,546	92,230

General Motors Company [5] Expiration: July 2019 Exercise Price: $18.33	5,546	62,115

Total Consumer Discretionary (Cost – $336,206)		154,345
Total WARRANTS (Cost – $336,206)		154,345
Total Investments – 133.8% (Cost – $52,595,773)		54,934,892
Liabilities in Excess of Other Assets – (33.8)%		(13,865,694)

Total NET ASSETS – 100.0%		$41,069,198

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2012, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on net asset value of 16.94% and a total return based on market price of 28.69%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.07 on March 31, 2012, the Fund’s shares had a dividend yield of 8.40%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Huntsman Corp., Nalco Co. and Crown, Cork & Seal Co. Huntsman Corp. is a chemical company that experienced better than expected earnings as underlying business trends improved. Nalco Co. is a chemical company that was acquired by Ecolab and whose bonds were tendered. Crown, Cork & Seal Co., Inc. is a packaging company whose earnings improved on strong emerging market growth.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Detractors of performance included Sprint Capital, GMX Resources and Mercer International. Sprint Capital is a wireless telecommunications service provider that announced a major network expansion financed with debt. GMX Resources is an oil and gas producer that completed a distressed bond exchange. Mercer International is a pulp producer that has experienced lower volumes and prices.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered modest, yet positive returns for the 12-month period ended March 31, 2012. Early in the period, markets corrected lower as, for the second year in a row, investors took a negative view beginning in May 2011 regarding the health of European peripheral countries, namely Greece. Following a challenging summer, markets turned decidedly positive producing strong returns in the second half of the period. High yield bonds returned 5.6% as the spread widened from 535 basis points to 594 basis points.1 Part of this spread widening was offset by lower Treasury bond interest rates, which fell from 3.5% to 2.2%. Equity returns, as measured by the Russell 2000, were slightly negative at 0.2%.

The spread between high yield and the 10-year Treasury, which rose sharply with the summer sell-off, rose from 535 basis points to briefly reach the high 800s on fears that European problems might cause a flight to safety and possibly another recession in the United States.1 Spreads narrowed as investors regained confidence in the economy as the year progressed. Current spreads of 594 basis points remain much wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector as a whole is trading above par. The difficulty in the market can be seen by the more volatile CCC-rated securities underperforming, returning only 2.2% in the period2, compared with 6.8% from the more conservative BB-rated names.3

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate steady at 1.9%.4 Note that this year’s default rate of 1.9% remains well below the market’s 25-year average default rate of 4.2%.5

Credit ratings agencies confirm the improving trend in corporate credit by upgrading 1.1 times as many high yield companies as they downgraded in the past 12 months.6 This means that credit is still improving, albeit at a slower rate than before. We noted that companies reported generally good earnings through the fourth quarter of 2011, (the latest reporting period) however we saw some decline in the rate of improvement with more companies reporting pressure on their costs.

Supply and demand was generally positive during the period and in the final six months, high yield mutual funds continued to experience strong inflows. New issue volume was strong after a late summer pause, accelerating to an all time quarterly record of $96.8 billion, in the first quarter of 2012, above the previous record of $81.8 billion posted in the second quarter of last year.7 Overall with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available for reasonably creditworthy names and report some challenges buying good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 594 basis points, and with the return of the market above par. While normally we would expect the spread to be 100 to 150 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve.

2012 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

With the market trading at yield levels within 50 basis points of all time lows, our enthusiasm is somewhat tempered at this point.

Given our expectation of modest economic growth, modestly increasing defaults and no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we remain skeptical that the problems in Europe are permanently addressed, and wonder if investors might not question the health of the United States’ balance sheet after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

[1]	BofA Merrill Lynch U.S. High Yield Master II Index

[2]	BofA Merrill Lynch CCC & Lower U.S. High Yield Index

[3]	BofA Merrill Lynch BB U.S. High Yield Index

[4]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 1

[5]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 2

[6]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 10

[7]	Credit Suisse “Leveraged Finance Strategy Update” April 2, 2012, p. 2.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2012 and subject to change based on subsequent developments.

2012 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.40%

Weighted average coupon	7.96%

Weighted average life	5.28 years

Percentage of leveraged assets	29.82%

Total number of holdings	130

CREDIT QUALITY

BBB	3%

BB	13%

B	59%

CCC	18%

Unrated	2%

Cash	5%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	4%

High Yield Corporate Bonds	94%

Common Stocks and Warrants	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 5.6%
Basic Industry – 2.5%
Georgia-Pacific LLC	7.25%	06/01/28	$240	$282,482
Georgia-Pacific LLC	7.38	12/01/25	285	347,630
Westlake Chemical Corp. [2]	6.63	01/15/16	500	508,750

Total Basic Industry (Cost – $949,727)				1,138,862

Energy – 1.0%
Pioneer Natural Resources Co. (Cost – $347,233)	6.65	03/15/17	400	457,319

Telecommunications – 2.1%
Qwest Corp. [2] (Cost – $723,476)	6.88	09/15/33	1,000	990,000
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $2,020,436)				2,586,181
HIGH YIELD CORPORATE BONDS – 124.7%
Basic Industry – 17.0%
AK Steel Corp. [2]	7.63	05/15/20	790	762,350
Associated Materials LLC [2]	9.13	11/01/17	600	583,500
Cascades, Inc. [2,6]	7.75	12/15/17	625	625,000
FMG Resources August 2006 Pty Limited [3,4,6]	6.88	04/01/22	300	292,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	600	621,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	250	232,500
Huntsman International LLC [2]	8.63	03/15/21	550	617,375
Ineos Group Holdings Limited [3,4,6]	8.50	02/15/16	300	283,500
Ply Gem Industries, Inc. [2]	8.25	02/15/18	600	603,750
Polymer Group Inc. [2]	7.75	02/01/19	600	631,500
Solutia, Inc.	8.75	11/01/17	200	226,750
Steel Dynamics Inc. [2]	7.63	03/15/20	675	730,687
Tembec Industries Inc. [2,6]	11.25	12/15/18	625	662,500
Trimas Corp. [2]	9.75	12/15/17	285	314,925
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	275	283,250
Xerium Technologies, Inc.	8.88	06/15/18	470	407,725

Total Basic Industry (Cost – $7,844,748)				7,878,812

Capital Goods – 8.2%
AAR Corp. [3,4]	7.25	01/15/22	225	229,500
Berry Plastics Corp. [2]	9.50	05/15/18	600	636,000
Building Materials Corp. of America [3,4]	6.75	05/01/21	300	318,375
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	775	821,500
Owens-Illinois, Inc.	7.80	05/15/18	475	533,188
Terex Corp.	6.50	04/01/20	200	201,500
Terex Corp. [2]	8.00	11/15/17	400	414,000
USG Corp. [2]	9.75	01/15/18	675	669,938

Total Capital Goods (Cost – $3,572,624)				3,824,001

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 19.1%
Ace Hardware Corp. [3,4]	9.13%	06/01/16	$500	$526,250
American Axle & Manufacturing, Inc.	7.75	11/15/19	275	293,563
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	567,875
Caesars Operating Escrow LLC/Caesars Escrow Corp. [3,4]	8.50	02/15/20	225	228,938
CityCenter Holdings LLC/City Center Finance Corp. [2]	7.63	01/15/16	600	633,000
Dine Equity Inc. [2]	9.50	10/30/18	600	657,000
Ford Motor Co.	6.50	08/01/18	525	569,625
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	325	333,125
Levi Strauss & Co. [2]	7.63	05/15/20	675	713,812
Limited Brands Inc.	8.50	06/15/19	250	295,625
McJunkin Red Man Corp.	9.50	12/15/16	525	572,250
MGM Resorts International [2]	7.63	01/15/17	625	645,313
MGM Resorts International [3,4]	8.63	02/01/09	200	214,500
MTR Gaming Group, Inc.	11.50	08/01/19	191	189,040
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC	8.88	03/15/18	600	564,000
Pharmaceutical Product Development, Inc. [3,4]	9.50	12/01/19	375	406,875
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	140	139,300
Sally Holdings LLC/Sally Capital, Inc. [3,4]	6.88	11/15/19	250	266,250
Tenneco Inc. [2]	6.88	12/15/20	625	671,875
The Neiman Marcus Group Inc. [2]	10.38	10/15/15	300	312,378
Visteon Corp.	6.75	04/15/19	95	96,425

Total Consumer Cyclical (Cost – $8,264,782)				8,897,019

Consumer Non-Cyclical – 15.7%
ACCO Brands Corp. [2]	10.63	03/15/15	550	600,193
American Reprographics Co. [2]	10.50	12/15/16	600	594,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	625	651,562
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	175	191,188
B&G Foods, Inc. [2]	7.63	01/15/18	675	724,781
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	540	568,350
Cenveo Corp.	8.88	02/01/18	275	261,250
Deluxe Corp. [2]	7.38	06/01/15	500	513,750
Iron Mountain Inc. [2]	8.38	08/15/21	275	299,063
Iron Mountain Inc. [2]	8.75	07/15/18	575	596,563
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	515	507,275
Rite Aid Corp. [2]	9.75	06/12/16	275	304,563
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25	02/01/21	350	372,750
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	275	308,000
Service Corp. International [2]	6.75	04/01/16	750	811,875

Total Consumer Non-Cyclical (Cost – $6,974,351)				7,305,163

Energy – 25.2%
Arch Coal Inc. [2]	8.75	08/01/16	675	708,750
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	600	637,500
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	600	603,000
Chaparral Energy, Inc. [2]	8.88	02/01/17	600	627,000

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consol Energy Inc. [2]	8.25%	04/01/20	$750	$783,750
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	550	584,375
EV Energy Partners LP/EV Energy Finance Corp.	8.00	04/15/19	625	640,625
FTS International Services LLC/FTS International Bonds, Inc. [2,3,4]	7.88	11/15/18	390	407,550
Frontier Oil Corp. [2]	8.50	09/15/16	675	717,187
GMX Resources Inc. [2,3,4,7]	11.00	12/01/17	225	187,875
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	375	392,813
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	675	729,000
Key Energy Services Inc.	6.75	03/01/21	375	385,312
Linn Energy LLC/Linn Energy Finance Corp. [2]	8.63	04/15/20	660	711,150
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	275	286,000
Plains Exploration & Production Co. [2]	7.63	06/01/18	675	717,188
Precision Drilling Corp. [6]	6.63	11/15/20	225	235,688
Quick silver Resources, Inc. [2]	11.75	01/01/16	375	396,562
SESI LLC [2]	6.88	06/01/14	500	501,250
Trinidad Drilling LTD [2,3,4,6]	7.88	01/15/19	625	664,844
Venoco, Inc.	8.88	02/15/19	600	549,000
W&T Offshore, Inc.	8.50	06/15/19	220	232,650

Total Energy (Cost – $11,386,184)				11,699,069

Finance & Investment – 4.6%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	556,250
Ineos Finance PLC [3,4,6]	9.00	05/15/15	325	344,906
Marina District Finance Co., Inc.	9.88	08/15/18	600	538,500
Masonite International Corp. [3,4,6]	8.25	04/15/21	625	650,000
Motors Liquidation Co. [8]	7.13	07/15/13	250	3,750
Motors Liquidation Co. [2,8]	8.38	07/15/33	1,500	22,500

Total Finance & Investment (Cost – $2,033,421)				2,115,906

Media – 5.9%
Cablevision Systems Corp. [2]	8.63	09/15/17	750	816,562
CCO Holdings LLC/Cap Corp. [2]	8.13	04/30/20	675	749,250
Insight Communications, Inc. [3,4]	9.38	07/15/18	443	506,128
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	600	651,750

Total Media (Cost – $2,551,361)				2,723,690

Real Estate – 1.3%
Realogy Corp. [3,4] (Cost – $562,008)	7.88	02/15/19	625	625,000

Services Cyclical – 9.4%
AMC Entertainment Inc. [2]	8.75	06/01/19	600	628,500
Beazer Homes USA, Inc. [2]	9.13	06/15/18	275	240,281
Easton-Bell Sports Inc. [2]	9.75	12/01/16	525	580,781
Caesars Entertainment Operating Co., Inc. [2]	11.25	06/01/17	500	545,000
K Hovnanian Enterprises Inc. [2]	10.63	10/15/16	600	542,250

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [3,4]	8.88%	04/15/17	$600	$623,250
Pulte Group, Inc.	6.38	05/15/33	600	483,000
Standard Pacific Corp. [2]	8.38	05/15/18	675	718,031

Total Services Cyclical (Cost – $4,240,936)				4,361,093

Services Non-Cyclical – 2.1%
HCA, Inc. [2]	8.00	10/01/18	625	681,250
Health Management Associates Inc. [3,4]	7.38	01/15/20	300	306,000

Total Services Non-Cyclical (Cost – $934,250)				987,250

Technology & Electronics – 2.7%
First Data Corp. [2,3,4]	8.25	01/15/21	600	586,500
First Data Corp.	9.88	09/24/15	61	61,305
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	550	602,250

Total Technology & Electronics (Cost – $1,184,674)				1,250,055

Telecommunications – 9.6%
Cincinnati Bell Inc. [2]	8.25	10/15/17	265	270,631
Cincinnati Bell Inc. [2]	8.38	10/15/20	285	286,425
Clear Channel Communications, Inc.	9.00	03/01/21	600	540,000
Frontier Communications Corp. [2]	7.13	03/15/19	1,050	1,052,625
inVentiv Health, Inc. [3,4]	10.00	08/15/18	245	221,725
Level 3 Financing, Inc. [3,4]	8.63	07/15/20	600	630,000
PAETEC Holding Corp.	9.88	12/01/18	375	423,750
Windstream Corp. [2]	7.00	03/15/19	1,000	1,020,000

Total Telecommunications (Cost – $4,342,456)				4,445,156

Utility – 3.9%
Calpine Corp. [2,3,4]	7.25	10/15/17	550	583,000
Edison Mission Energy	7.00	05/15/17	275	173,250
Mueller Water Products, Inc.	7.38	06/01/17	400	394,000
NRG Energy, Inc. [2]	8.50	06/15/19	675	680,062

Total Utility (Cost – $1,827,619)				1,830,312
Total HIGH YIELD CORPORATE BONDS (Cost – $55,719,414)				57,942,526
TERM LOAN – 0.3%
Texas Competitive Electric Holdings LLC [1,4] (Cost – $234,698)	4.74	04/10/12	286	158,751

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Shares	Value (Note 2)
COMMON STOCKS – 1.7%
Consumer Discretionary – 0.4%
General Motors Company [5] (Cost – $338,441)	7,115	$182,500

Materials – 1.0%
Huntsman Corp. (Cost – $309,392)	30,900	432,909

Telecommunications – 0.3%
Frontier Communications Corp.	17,743	73,988
Windstream Corp.	9,200	107,732

Total Telecommunications (Cost – $285,725)		181,720
Total COMMON STOCKS (Cost – $933,558)		797,129
WARRANTS – 0.4%
Consumer Discretionary – 0.4%
General Motors Company [5]
Expiration: July 2016
Exercise Price: $10.00	6,469	107,579
General Motors Company [5]
Expiration: July 2019
Exercise Price: $18.33	6,469	72,453

Total Consumer Discretionary (Cost – $384,117)		180,032
Total WARRANTS (Cost – $384,117)		180,032
Total Investments – 132.7% (Cost – $59,292,223)		61,664,619
Liabilities in Excess of Other Assets – (32.7)%		(15,181,433)

Total NET ASSETS – 100.0%		$46,483,186

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2012, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return based on net asset value of 16.52% and a total return based on market price of 20.55%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.94 on March 31, 2012, the Fund’s shares had a dividend yield of 7.07%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Individual contributors of performance included Anheuser-Busch, Dow Chemical and a CMBS security. Anheuser-Busch is an international beer company that experienced strong business trends. Dow Chemical is a chemical company that has successfully integrated its acquisition of Rohm & Haas and reduced debt. A CMBS security, Bear Stearns Commercial Mortgage Series 2007 also contributed to the Fund’s performance as the security and the Fund’s overall CMBS allocation benefitted from a decline in benchmark interest rates and tightening yield spreads over the period.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Detractors of performance included Sprint Capital, GMX Resources and Clear Channel Communications. Sprint Capital is a wireless telecommunications service provider that announced a major network expansion financed with debt. GMX Resources is an oil and gas producer that completed a distressed bond exchange. Clear Channel Communications is an outdoor advertising company that has yet to experience a recovery in its end markets.

HIGH YIELD MARKET ENVIRONMENT

The high yield market delivered modest, yet positive returns for the 12-month period ended March 31, 2012. Early in the period, markets corrected lower as, for the second year in a row, investors took a negative view beginning in May 2011 regarding the health of European peripheral countries, namely Greece. Following a challenging summer, markets turned decidedly positive producing strong returns in the second half of the period. High yield bonds returned 5.6% as the spread widened from 535 basis points to 594 basis points.1 Part of this spread widening was offset by lower Treasury bond interest rates, which fell from 3.5% to 2.2%. Equity returns, as measured by the Russell 2000, were slightly negative at 0.2%.

The spread between high yield and the 10-year Treasury, which rose sharply with the summer sell-off, rose from 535 basis points to briefly reach the high 800s on fears that European problems might cause a flight to safety and possibly another recession in the United States.1 Spreads narrowed as investors regained confidence in the economy as the year progressed. Current spreads of 594 basis points remain much wider than the 400-500 basis points we would normally expect to see at this point in the credit cycle. Therefore, while the high yield market continues to represent value to investors, further price appreciation is likely to be limited as the sector as a whole is trading above par. The difficulty in the market can be seen by the more volatile CCC-rated securities underperforming, returning only 2.2% in the period2, compared with 6.8% from the more conservative BB-rated names.3

Corporate credit has been sound for the past couple of years, and we saw stable credit this period with the default rate steady at 1.9%.4 Note that this year’s default rate of 1.9% remains well below the market’s 25-year average default rate of 4.2%.5

Credit ratings agencies confirm the improving trend in corporate credit by upgrading 1.1 times as many high yield companies as they downgraded in the past 12 months.6 This means that credit is still improving, albeit at a slower rate than before. We noted that companies reported generally good earnings through the fourth quarter of 2011, (the latest reporting period) however we saw some decline in the rate of improvement with more companies reporting pressure on their costs.

Supply and demand was generally positive during the period and in the final six months, high yield mutual funds continued to experience strong inflows. New issue volume was strong after a late summer pause, accelerating to an all time quarterly record of $96.8 billion, in the first quarter of 2012, above the previous record of $81.8 billion posted in the second quarter of last year.7 Overall with money flooding into mutual funds, deals were oversubscribed and traded higher in the aftermarket. Traders report that there seems to be ample cash available for reasonably creditworthy names and report some challenges buying good quality paper in the secondary market. The bulk of new issues are used to refinance debt which has the effect of improving credit quality by eliminating near term maturities.

OUTLOOK

Brookfield has been positive on the high yield market, noting the robust credit quality, good corporate liquidity and excellent progress on the part of corporate treasurers in managing their debt structures. The high yield market agreed and returns were excellent. As these fundamentals remain in place, our outlook for this asset class over the next 12 months or so remains positive.

However, we also believe that significant further potential upside appreciation is limited due to the decline in spreads from 737 to 594 basis points, and with the return of the market above par. While normally we would expect the spread to be 100 to 150 basis points narrower than current levels, we note the unusually depressed level of the benchmark treasury yields, which may be artificially depressed due to actions by the Federal Reserve.

2012 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

With the market trading at yield levels within 50 basis points of all time lows, our enthusiasm is somewhat tempered at this point.

Given our expectation of modest economic growth, modestly increasing defaults and no general recession, we believe that high yield investors are adequately, but not generously compensated at current yield spread levels. While we would normally be targeting yield spreads of 400 to 500 basis points at this point in the credit cycle, we remain skeptical that the problems in Europe are permanently addressed, and wonder if investors might not question the health of the United States’ balance sheet after the November election. With these risks outstanding we expect high yield investors will continue to demand a premium to historical spreads, at least for the next few quarters. For investors seeking to clip the current coupon offered in the high yield market, the investment landscape remains attractive.

[1]	BofA Merrill Lynch U.S. High Yield Master II Index

[2]	BofA Merrill Lynch CCC & Lower U.S. High Yield Index

[3]	BofA Merrill Lynch BB U.S. High Yield Index

[4]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 1

[5]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 2

[6]	JP Morgan, High Yield Default Monitor, April 2, 2012 p. 10

[7]	Credit Suisse “Leveraged Finance Strategy Update” April 2, 2012, p. 2.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2012 and subject to change based on subsequent developments.

2012 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	7.07%

Weighted average coupon	7.61%

Weighted average life	5.63 years

Percentage of leveraged assets	28.84%

Total number of holdings	127

CREDIT QUALITY

BBB	29%

BB	6%

B	42%

CCC	14%

Unrated	6%

Cash	3%
Total	100%

ASSET ALLOCATION2

Commercial Mortgage-Backed Securities	16%

Investment Grade Corporate Bonds	15%

High Yield Corporate Bonds	63%

Common Stocks and Warrants	6%
Total	100%

1

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2012 stock price.

2	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 20.9%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4	5.20%	12/11/38	$625	$702,642
Series 2007-T28, Class A4	5.74	09/11/42	670	774,090
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4	5.32	12/11/49	1,000	1,093,838
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 [1]	6.01	12/10/49	500	573,773
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4	5.44	03/10/39	1,000	1,100,420
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4 [1]	5.87	04/15/45	650	739,198
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4	5.16	02/15/31	670	745,426
Series 2006-C6, Class A4	5.37	09/15/39	670	756,613
Morgan Stanley Capital I Series 2007-T27, Class A4 [1]	5.64	06/11/42	660	758,746
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class A5	5.34	12/15/43	890	960,959
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $7,897,756)				8,205,705
INVESTMENT GRADE CORPORATE BONDS – 19.9%
Basic Industry – 8.4%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,098,523
ArcelorMittal [2,6]	6.13	06/01/18	500	525,353
The Dow Chemical Co. [2]	5.70	05/15/18	1,000	1,157,504
Westlake Chemical Corp. [2]	6.63	01/15/16	500	508,750

Total Basic Industry (Cost – $2,705,717)				3,290,130

Capital Goods – 1.5%
Tyco Electronics Group S.A. [2,6] (Cost – $470,052)	6.55	10/01/17	500	591,978

Consumer Cyclical – 0.8%
International Game Technology (Cost – $287,477)	7.50	06/15/19	250	292,834

Consumer Non-Cyclical – 5.1%
Altria Group, Inc. [2]	9.70	11/10/18	500	679,413
Anheuser-Busch InBev Worldwide, Inc. [2]	7.75	01/15/19	1,000	1,304,572

Total Consumer Non-Cyclical (Cost – $1,578,205)				1,983,985

Media – 1.6%
Time Warner Cable, Inc. [2] (Cost – $497,326)	8.25	04/01/19	500	639,451

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
Telecommunications – 2.5%
Qwest Corp. [2] (Cost – $965,731)	6.88%	09/15/33	$1,000	$990,000
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $6,504,508)				7,788,378
HIGH YIELD CORPORATE BONDS – 85.6%
Basic Industry – 9.5%
AK Steel Corp. [2]	7.63	05/15/20	200	193,000
Associated Materials LLC [2]	9.13	11/01/17	500	486,250
Cascades, Inc. [2,6]	7.88	01/15/20	525	518,437
FMG Resources August 2006 Pty Limited [3,4,6]	6.88	04/01/22	400	390,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	600	621,000
Ineos Group Holdings Limited [3,4,6]	8.50	02/15/16	250	236,250
Ply Gem Industries, Inc.	8.25	02/15/18	245	246,531
Solutia, Inc.	8.75	11/01/17	175	198,406
Trimas Corp. [2]	9.75	12/15/17	245	270,725
Verso Paper Holdings LLC/Verso Paper, Inc. [3,4]	11.75	01/15/19	225	231,750
Xerium Technologies, Inc.	8.88	06/15/18	395	342,662

Total Basic Industry (Cost – $3,779,575)				3,735,011

Capital Goods – 5.6%
Berry Plastics Corp. [2]	9.50	05/15/18	500	530,000
Building Materials Corp. of America [3,4]	6.75	05/01/21	150	159,187
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	500	530,000
Owens-Illinois, Inc. [2]	7.80	05/15/18	400	449,000
Terex Corp.	6.50	04/01/20	200	201,500
Terex Corp. [2]	8.00	11/15/17	325	336,375

Total Capital Goods (Cost – $2,023,820)				2,206,062

Consumer Cyclical – 12.2%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	526,250
American Axle & Manufacturing, Inc.	7.75	11/15/19	175	186,812
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	500	516,250
Caesars Operating Escrow LLC/Caesars Escrow Corp. [3,4]	8.50	02/15/20	125	127,188
DineEquity, Inc.	9.50	10/30/18	85	93,075
Ford Motor Co. [2]	6.50	08/01/18	450	488,250
Jaguar Land Rover PLC [3,4,6]	8.13	05/15/21	275	281,875
Levi Strauss & Co. [2]	7.63	05/15/20	475	502,313
McJunkin Red Man Corp. [2]	9.50	12/15/16	450	490,500
MGM Resorts International [2]	7.63	01/15/17	525	542,062
MGM Resorts International [3,4]	8.63	02/01/19	125	134,062
MTR Gaming Group, Inc.	11.50	08/01/19	161	159,192
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	250	235,000
Pharmaceutical Product Development, Inc. [3,4]	9.50	12/01/19	300	325,500
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	120	119,400
Visteon Corp.	6.75	04/15/19	80	81,200

Total Consumer Cyclical (Cost – $4,378,466)				4,808,929

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Non-Cyclical – 8.9%
American Reprographics Co. [2]	10.50%	12/15/16	$500	$495,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	525	547,312
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	450	473,625
Cenveo Corp.	8.88	02/01/18	225	213,750
Iron Mountain Inc.	8.38	08/15/21	225	244,688
Iron Mountain Inc. [2]	8.75	07/15/18	500	518,750
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	430	423,550
RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25	02/01/21	275	292,875
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	250	280,000

Total Consumer Non-Cyclical (Cost – $3,403,895)				3,489,550

Energy – 16.0%
Arch Coal Inc. [2]	8.75	08/01/16	475	498,750
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [2]	8.63	10/15/20	500	531,250
Calfrac Holdings LP [3,4]	7.50	12/01/20	525	527,625
Chaparral Energy, Inc.	8.88	02/01/17	125	130,625
Consol Energy Inc. [2]	8.25	04/01/20	500	522,500
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	475	504,687
EV Energy Partners LP/EV Energy Finance Corp. [2]	8.00	04/15/19	525	538,125
FTS International Services LLC/FTS International Bonds, Inc. [3,4]	7.88	11/15/18	225	235,125
GMX Resources Inc. [2,3,4,7]	11.00	12/01/17	187	156,145
Hercules Offshore, Inc. [2,3,4]	10.50	10/15/17	300	314,250
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	475	513,000
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	140	150,850
Petroleum Geo-Services ASA [3,4,6]	7.38	12/15/18	225	234,000
SESI LLC [2]	6.88	06/01/14	425	426,063
Trinidad Drilling Limited [2,3,4,6]	7.88	01/15/19	310	329,763
Venoco, Inc. [2]	8.88	02/15/19	500	457,500
W&T Offshore, Inc.	8.50	06/15/19	185	195,638

Total Energy (Cost – $6,206,768)				6,265,896

Finance & Investment – 4.8%
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	556,250
Ineos Finance PLC [3,4,6]	9.00	05/15/15	275	291,844
Marina District Finance Co., Inc. [2]	9.88	08/15/18	500	448,750
Masonite International Corp. [3,4,6]	8.25	04/15/21	530	551,200
Motors Liquidation Co. [8]	7.13	07/15/13	250	3,750
Motors Liquidation Co. [2,8]	8.38	07/15/33	1,250	18,750

Total Finance & Investment (Cost – $1,837,487)				1,870,544

Media – 5.2%
Cablevision Systems Corp. [2]	8.63	09/15/17	475	517,156
CCO Holdings LLC/Cap Corp. [2]	8.13	04/30/20	550	610,500
Insight Communications, Inc. [3,4]	9.38	07/15/18	308	351,890

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Mediacom LLC/Mediacom Cap Corp. [2]	9.13%	08/15/19	$500	$543,125

Total Media (Cost – $1,881,549)				2,022,671

Real Estate – 1.3%
Realogy Corp. [2,3,4] (Cost – $472,087)	7.88	02/15/19	525	525,000

Services Cyclical – 6.4%
AMC Entertainment Inc. [2]	8.75	06/01/19	600	628,500
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	218,438
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.	9.13	08/01/18	100	112,250
Caesars Entertainment Operating Co., Inc. [2]	11.25	06/01/17	525	572,250
K Hovnanian Enterprises Inc.	10.63	10/15/16	500	451,875
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [2,3,4]	8.88	04/15/17	500	519,375

Total Services Cyclical (Cost – $2,520,534)				2,502,688

Services Non-Cyclical – 2.1%
HCA, Inc. [2]	8.00	10/01/18	525	572,250
Health Management Associates Inc. [3,4]	7.38	01/15/20	250	255,000

Total Services Non-Cyclical (Cost – $783,031)				827,250

Technology & Electronics – 2.7%
First Data Corp. [2,3,4]	8.25	01/15/21	500	488,750
First Data Corp.	9.88	09/24/15	51	51,255
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	475	520,125

Total Technology & Electronics (Cost – $1,002,918)				1,060,130

Telecommunications – 8.4%
Cincinnati Bell, Inc.	8.25	10/15/17	240	245,100
Cincinnati Bell, Inc.	8.38	10/15/20	235	236,175
Clear Channel Communications, Inc. [2]	9.00	03/01/21	500	450,000
Frontier Communications Corp. [2]	7.13	03/15/19	900	902,250
inVentiv Health, Inc. [3,4]	10.00	08/15/18	205	185,525
Level 3 Financing, Inc. [3,4]	8.63	07/15/20	450	472,500
PAETEC Holding Corp.	9.88	12/01/18	250	282,500
Windstream Corp. [2]	7.00	03/15/19	500	510,000

Total Telecommunications (Cost – $3,225,843)				3,284,050

Utility – 2.5%
Edison Mission Energy	7.00	05/15/17	250	157,500
Mueller Water Products, Inc.	7.38	06/01/17	350	344,750

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
NRG Energy, Inc. [2]	8.50%	06/15/19	$475	$478,563

Total Utility (Cost – $1,008,688)				980,813
Total HIGH YIELD CORPORATE BONDS (Cost – $32,524,661)				33,578,594
TERM LOAN – 0.3%
Texas Competitive Electric Holdings Co. LLC [1,4] (Cost – $195,582)	4.74	04/10/12	238	132,293

			Shares	Value (Note 2)
COMMON STOCKS – 7.6%
Consumer Discretionary – 0.4%
General Motors Company [5] (Cost – $296,245)			6,099	$156,439

Consumer Staples – 1.1%
B&G Foods, Inc. (Cost – $247,294)			20,000	450,200

Energy – 1.3%
BreitBurn Energy Partners LP			13,075	249,994
Crosstex Energy LP			7,800	133,302
Niska Gas Storage Partners LLC			12,500	119,250

Total Energy (Cost – $620,010)				502,546

Materials – 0.9%
Huntsman Corp. (Cost – $257,286)			25,696	360,001

Telecommunications – 3.6%
AT&T, Inc.			8,500	265,455
Century Link, Inc.			9,500	367,175
Frontier Communications Corp.			41,180	171,721
Verizon Communications, Inc.			7,500	286,725
Windstream Corp.			26,350	308,559

Total Telecommunications (Cost – $1,529,133)				1,399,635

Utility – 0.3%
Ferrellgas Partners LP (Cost – $129,769)			6,750	101,790
Total COMMON STOCKS (Cost – $3,079,737)				2,970,611

See Notes to Schedules of Investments and Notes to Financial Statements.

2012 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments

March 31, 2012

	Shares	Value (Note 2)
WARRANTS – 0.4%
Consumer Discretionary – 0.4%
General Motors Company [5] Expiration: July 2016 Exercise Price: $10.00	5,546	$92,230
General Motors Company [5] Expiration: July 2019 Exercise Price: $18.33	5,546	62,115

Total Consumer Discretionary (Cost – $336,206)		154,345
Total WARRANTS (Cost – $336,206)		154,345
Total Investments – 134.7% (Cost – $50,538,450)		52,829,926
Liabilities in Excess of Other Assets – (34.7)%		(13,596,128)

Total NET ASSETS – 100.0%		$39,233,798

See Notes to Schedules of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Schedules of Investments

March 31, 2012

The following notes should be read in conjunction with the accompanying Schedules of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of March 31, 2012.
2	—	Portion or entire principal amount pledged as collateral for margin loans.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2012, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$17,032,975	29.23%
Helios High Income Fund, Inc.	12,308,805	29.97
Helios Multi-Sector High Income Fund, Inc.	14,104,079	30.34
Helios Strategic Income Fund, Inc.	10,456,004	26.65

4	—	Private Placement.
5	—	Non-Income producing security.
6	—	Foreign security or a U.S. security of a foreign company.
7	—	Payment in kind security.
8	—	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2012, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$30,000	0.05%
Helios High Income Fund, Inc.	22,500	0.05
Helios Multi-Sector High Income Fund, Inc.	26,250	0.06
Helios Strategic Income Fund, Inc.	22,500	0.06

See Notes to Financial Statements.

2012 Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities

March 31, 2012

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$77,138,752	$54,934,892	$61,664,619	$52,829,926
Cash	3,330,780	2,514,463	3,424,633	1,518,372
Interest and dividends receivable	1,640,953	1,166,430	1,318,181	951,423
Prepaid expenses	10,106	7,130	8,032	6,859

Total assets	82,120,591	58,622,915	66,415,465	55,306,580

Liabilities:
Payable for credit facility (Note 6)	23,700,000	17,425,000	19,800,000	15,950,000
Payable for credit facility interest (Note 6)	2,783	1,989	2,288	1,862
Investment advisory fee payable (Note 4)	45,226	32,274	36,585	30,449
Administration fee payable (Note 4)	10,437	7,448	8,443	7,026
Accrued expenses	82,686	87,006	84,963	83,445

Total liabilities	23,841,132	17,553,717	19,932,279	16,072,782

Net Assets	$58,279,459	$41,069,198	$46,483,186	$39,233,798

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$654	$484	$759	$593
Additional paid-in capital (Note 8)	455,690,987	338,071,655	493,833,641	402,153,392
Undistributed net investment income	373,065	34,148	376,505	274,287
Accumulated net realized loss on investment transactions	(401,012,492)	(299,376,208)	(450,100,115)	(365,485,950)
Net unrealized appreciation on investments	3,227,245	2,339,119	2,372,396	2,291,476

Net assets applicable to capital stock outstanding	$58,279,459	$41,069,198	$46,483,186	$39,233,798

Total investments at cost	$73,911,507	$52,595,773	$59,292,223	$50,538,450

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,540,131	4,843,347	7,588,538	5,930,400
Net asset value per share	$8.91	$8.48	$6.13	$6.62

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2012

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$6,329,402	$4,555,157	$5,087,650	$3,632,619
Dividends	32,386	26,446	26,687	141,251

Total investment income	6,361,788	4,581,603	5,114,337	3,773,870

Expenses:
Investment advisory fees (Note 4)	510,243	366,899	413,540	342,011
Administration fees (Note 4)	117,748	84,669	95,432	78,926
Legal fees	146,014	104,361	111,382	96,627
Custodian	52,463	51,938	51,543	51,892
Audit and tax services	44,000	44,000	44,000	44,000
Directors’ fees	43,000	43,000	43,000	43,000
Reports to stockholders	42,883	33,253	38,217	38,556
Fund accounting fees	32,540	31,980	31,386	31,007
Insurance	29,242	23,037	23,284	17,650
Transfer agent fees	29,179	29,774	28,868	28,689
Registration fees	23,816	23,816	25,067	23,816
Miscellaneous	7,192	4,582	6,641	6,205

Total operating expenses	1,078,320	841,309	912,360	802,379
Interest expense on credit facility (Note 6)	309,094	221,957	255,232	206,437

Total expenses	1,387,414	1,063,266	1,167,592	1,008,816

Net investment income	4,974,374	3,518,337	3,946,745	2,765,054

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	3,200,883	3,496,946	3,981,749	2,511,064
Net change in unrealized appreciation on investments	(448,526)	(1,350,148)	(903,870)	465,630

Net realized and unrealized gain on investments	2,752,357	2,146,798	3,077,879	2,976,694

Net increase in net assets resulting from operations	$7,726,731	$5,665,135	$7,024,624	$5,741,748

See Notes to Financial Statements.

2012 Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

For the Fiscal Years Ended March 31,

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	2012	2011	2012	2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,974,374	$4,827,660	$3,518,337	$3,337,932
Net realized gain on investment transactions	3,200,883	5,908,075	3,496,946	1,858,367
Net change in unrealized appreciation on investments	(448,526)	197,292	(1,350,148)	74,826

Net increase in net assets resulting from operations	7,726,731	10,933,027	5,665,135	5,271,125

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(4,722,655)	(4,706,314)	(3,484,189)	(3,337,932)
Return of capital	—	—	—	(144,192)

Total dividends and distributions paid	(4,722,655)	(4,706,314)	(3,484,189)	(3,482,124)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	31,898	—	59,021	—

Total increase in net assets	3,035,974	6,226,713	2,239,967	1,789,001

Net Assets:
Beginning of year	55,243,485	49,016,772	38,829,231	37,040,230

End of year	$58,279,459	$55,243,485	$41,069,198	$38,829,231

(including undistributed net investment income of)	$373,065	$121,346	$34,148	$—

Share Transactions (Note 8):
Reinvested shares	3,584	—	7,063	—

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended March 31,

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	2012	2011	2012	2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,946,745	$3,733,728	$2,765,054	$2,677,178
Net realized gain on investment transactions	3,981,749	2,364,612	2,511,064	1,463,553
Net change in unrealized appreciation on investments	(903,870)	(188,088)	465,630	(310,764)

Net increase in net assets resulting from operations	7,024,624	5,910,252	5,741,748	3,829,967

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(3,661,470)	(3,642,498)	(2,490,768)	(2,668,637)
Return of capital	—	—	—	(148,303)

Total dividends and distributions paid	(3,661,470)	(3,642,498)	(2,490,768)	(2,816,940)

Total increase in net assets	3,363,154	2,267,754	3,250,980	1,013,027

Net Assets:
Beginning of year	43,120,032	40,852,278	35,982,818	34,969,791

End of year	$46,483,186	$43,120,032	$39,233,798	$35,982,818

(including undistributed net investment income of)	$376,505	$91,230	$274,287	$—

See Notes to Financial Statements.

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$7,726,731
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(24,565,534)
Proceeds from disposition of long-term portfolio investments	26,841,784
Increase in interest and dividends receivable	(100,035)
Decrease in prepaid expenses	3,602
Decrease in payable for investments purchased	(1,150,381)
Increase in payable for credit facility interest	1,202
Increase in investment advisory fee payable	2,518
Increase in administration fee payable	581
Decrease in accrued expenses	(29,489)
Net amortization on investments	(134,328)
Unrealized depreciation on investments	448,526
Net realized gain on investment transactions	(3,200,883)

Net cash provided by operating activities	5,844,294

Cash flows used for financing activities:
Net cash provided by credit facility	1,500,000
Dividends and distributions paid to stockholders	(4,736,946)

Net cash used for financing activities	(3,236,946)

Net increase in cash	2,607,348
Cash at the beginning of year	723,432

Cash at the end of year	$3,330,780

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2012, totaled $307,892.

Noncash financing activities included reinvestment of dividends of $31,898.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,665,135
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(16,577,204)
Proceeds from disposition of long-term portfolio investments	18,705,223
Increase in interest and dividends receivable	(55,592)
Decrease in prepaid expenses	4,964
Decrease in payable for investments purchased	(495,000)
Increase in payable for credit facility interest	855
Increase in investment advisory fee payable	1,551
Increase in administration fee payable	358
Decrease in accrued expenses	(14,448)
Net amortization on investments	(104,618)
Unrealized depreciation on investments	1,350,148
Net realized gain on investment transactions	(3,496,946)

Net cash provided by operating activities	4,984,426

Cash flows used for financing activities:
Net cash provided by credit facility	525,000
Dividends and distributions paid to stockholders	(3,457,981)

Net cash used for financing activities	(2,932,981)

Net increase in cash	2,051,445
Cash at the beginning of year	463,018

Cash at the end of year	$2,514,463

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2012, totaled $221,102.

Noncash financing activities included reinvestment of dividends of $59,021.

See Notes to Financial Statements.

2012 Annual Report

HELIOS MULTI-SECTOR INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$7,024,624
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(19,445,697)
Proceeds from disposition of long-term portfolio investments	22,071,959
Increase in interest and dividends receivable	(60,828)
Decrease in prepaid expenses	2,917
Decrease in payable for investments purchased	(565,000)
Increase in payable for credit facility interest	982
Increase in investment advisory fee payable	2,244
Increase in administration fee payable	518
Decrease in accrued expenses	(17,398)
Net amortization on investments	(82,359)
Unrealized depreciation on investments	903,870
Net realized gain on investment transactions	(3,981,749)

Net cash provided by operating activities	5,854,083

Cash flows used for financing activities:
Net cash provided by credit facility	650,000
Dividends and distributions paid to stockholders	(3,696,545)

Net cash used for financing activities	(3,046,545)

Net increase in cash	2,807,538
Cash at the beginning of year	617,095

Cash at the end of year	$3,424,633

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2012, totaled $254,250.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,741,748
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(21,186,410)
Proceeds from disposition of long-term portfolio investments	21,429,542
Increase in interest and dividends receivable	(76,391)
Decrease in prepaid expenses	305
Decrease in payable for investments purchased	(475,000)
Increase in payable for credit facility interest	805
Increase in investment advisory fee payable	2,358
Increase in administration fee payable	543
Decrease in accrued expenses	(12,845)
Net amortization on investments	4,570
Unrealized appreciation on investments	(465,630)
Net realized gain on investment transactions	(2,511,064)

Net cash provided by operating activities	2,452,531

Cash flows used for financing activities:
Net cash provided by credit facility	1,000,000
Dividends and distributions paid to stockholders	(2,514,845)

Net cash used for financing activities	(1,514,845)

Net increase in cash	937,686
Cash at the beginning of year	580,686

Cash at the end of year	$1,518,372

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2012, totaled $205,632.

See Notes to Financial Statements.

2012 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2012	2011	2010	2009[2,3]	2008*,2,3 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$8.45	$7.50	$6.20	$15.55	$66.45

Net investment income	0.76	0.74	0.70	1.75	6.15
Net realized and unrealized gain (loss) on investment transactions	0.42	0.93	1.40	(8.85)	(49.85)

Net increase (decrease) in net asset value resulting from operations	1.18	1.67	2.10	(7.10)	(43.70)

Dividends from net investment income	(0.72)	(0.72)	(0.70)	(1.20)	(6.55)
Return of capital distributions	—	—	(0.10)	(1.05)	(0.65)

Total dividends and distributions paid	(0.72)	(0.72)	(0.80)	(2.25)	(7.20)

Net asset value, end of year	$8.91	$8.45	$7.50	$6.20	$15.55

Market price, end of year	$9.30	$7.70	$7.00	$5.00	$16.70

Total Investment Return†	32.08%	21.39%	58.73%	(61.80)%	(73.61)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$58,279	$55,243	$49,017	$40,676	$100,299
Gross operating expenses	1.93%	2.30%	2.22%	2.44%	3.66%
Interest expense	0.55%	0.37%	0.52%	0.03%	N/A [1]
Total expenses	2.48%	2.67%	2.74%	2.47%	3.66%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.93%	2.24%	1.40%	1.23%	3.49%
Net investment income	8.89%	9.44%	9.97%	19.66%	15.69%
Net investment income, excluding the effect of fee waivers and reimbursement	8.89%	9.38%	9.15%	18.91%	15.52%
Portfolio turnover rate	29%	62%	45%	89%	76%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.24	$3.11
Market Price (prior to reverse stock split)	$1.00	$3.34

[3]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2012	2011	2010	2009[2,3]	2008*,2,3 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$8.03	$7.66	$6.25	$15.60	$65.90

Net investment income	0.73	0.69	0.72	1.95	5.80
Net realized and unrealized gain (loss) on investment transactions	0.44	0.40	1.49	(9.05)	(48.90)

Net increase (decrease) in net asset value resulting from operations	1.17	1.09	2.21	(7.10)	(43.10)

Dividends from net investment income	(0.72)	(0.69)	(0.72)	(1.40)	(6.30)
Return of capital distributions	—	(0.03)	(0.08)	(0.85)	(0.90)

Total dividends and distributions paid	(0.72)	(0.72)	(0.80)	(2.25)	(7.20)

Net asset value, end of year	$8.48	$8.03	$7.66	$6.25	$15.60

Market price, end of year	$8.90	$7.62	$7.19	$4.95	$17.55

Total Investment Return†	27.89%	17.00%	64.29%	(64.25)%	(72.40)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$41,069	$38,829	$37,040	$30,190	$74,539
Gross operating expenses	2.13%	2.51%	2.28%	2.30%	3.73%
Interest expense	0.57%	0.38%	0.49%	0.04%	N/A [1]
Total expenses	2.70%	2.89%	2.77%	2.34%	3.73%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.13%	2.36%	1.30%	1.24%	3.56%
Net investment income	8.92%	8.91%	10.10%	22.35%	14.81%
Net investment income, excluding the effect of fee waivers and reimbursement	8.92%	8.75%	9.12%	21.37%	14.64%
Portfolio turnover rate	29%	60%	48%	88%	74%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.25	$3.12
Market Price (prior to reverse stock split)	$0.99	$3.51

[3]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

2012 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2012	2011	2010	2009[2,3]	2008*,2,3 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$5.68	$5.38	$4.40	$13.55	$70.50

Net investment income	0.52	0.49	0.50	1.50	6.40
Net realized and unrealized gain (loss) on investment transactions	0.41	0.29	1.01	(8.35)	(54.35)

Net increase (decrease) in net asset value resulting from operations	0.93	0.78	1.51	(6.85)	(47.95)

Dividends from net investment income	(0.48)	(0.48)	(0.50)	(1.20)	(7.75)
Distributions from net realized gains	—	—	—	—	(0.35)
Return of capital distributions	—	—	(0.03)	(1.10)	(0.90)

Total dividends and distributions paid	(0.48)	(0.48)	(0.53)	(2.30)	(9.00)

Net asset value, end of year	$6.13	$5.68	$5.38	$4.40	$13.55

Market price, end of year	$6.07	$5.15	$5.00	$3.55	$16.65

Total Investment Return†	28.69%	13.33%	58.59%	(72.05)%	(72.67)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$46,483	$43,120	$40,852	$33,460	$98,627
Gross operating expenses	2.06%	2.43%	2.23%	2.59%	3.71%
Interest expense	0.57%	0.39%	0.51%	0.06%	N/A [1]
Total expenses	2.63%	2.82%	2.74%	2.65%	3.71%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.06%	2.32%	1.30%	1.20%	3.55%
Net investment income	8.90%	9.00%	10.03%	20.53%	15.28%
Net investment income, excluding the effect of fee waivers and reimbursement	8.90%	8.89%	9.10%	19.65%	15.11%
Portfolio turnover rate	30%	64%	49%	75%	68%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71
Market Price (prior to reverse stock split)	$0.71	$3.33

[3]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2012	2011	2010	2009[2,3]	2008*,2,3 (unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$6.07	$5.90	$5.05	$14.35	$64.45

Net investment income	0.47	0.48	0.51	2.20	6.00
Net realized and unrealized gain (loss) on investment transactions	0.50	0.17	1.00	(9.10)	(48.90)

Net increase (decrease) in net asset value resulting from operations	0.97	0.65	1.51	(6.90)	(42.90)

Dividends from net investment income	(0.42)	(0.45)	(0.51)	(1.70)	(6.40)
Return of capital distributions	—	(0.03)	(0.15)	(0.70)	(0.80)

Total dividends and distributions paid	(0.42)	(0.48)	(0.66)	(2.40)	(7.20)

Net asset value, end of year	$6.62	$6.07	$5.90	$5.05	$14.35

Market price, end of year	$5.94	$5.31	$5.46	$4.10	$15.90

Total Investment Return†	20.55%	6.24%	51.23%	(65.85)%	(74.01)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$39,234	$35,983	$34,970	$29,816	$82,734
Gross operating expenses	2.14%	2.54%	2.34%	2.24%	3.86%
Interest expense	0.55%	0.37%	0.47%	0.21%	N/A [1]
Total expenses	2.69%	2.91%	2.81%	2.45%	3.86%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.14%	2.38%	1.30%	1.27%	3.69%
Net investment income	7.38%	7.60%	9.05%	26.85%	15.79%
Net investment income, excluding the effect of fee waivers and reimbursement	7.38%	7.44%	8.02%	25.93%	15.62%
Portfolio turnover rate	36%	55%	43%	71%	73%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2008, informed the Fund that it’s audit report dated May 29, 2008 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial highlights for the fiscal year ended March 31, 2008 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87
Market Price (prior to reverse stock split)	$0.82	$3.18

[3]	Brookfield Investment Management, Inc. became the Advisor of the Fund on July 29, 2008.

See Notes to Financial Statements.

2012 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Funds’ investments carried at fair value:

Helios Advantage Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loan	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$959,286	$205,748	$1,165,034
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	3,147,568	53,720,285	—	—	—	56,867,853
Level 3 — Significant Unobservable Inputs	—	18,920,655	185,210	—	—	19,105,865

Total	$3,147,568	$72,640,940	$185,210	$959,286	$205,748	$77,138,752

2012 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

Helios High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loan	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$701,754	$154,345	$856,099
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,818,821	37,404,771	—	—	—	40,223,592
Level 3 — Significant Unobservable Inputs	—	13,709,679	145,522	—	—	13,855,201

Total	$2,818,821	$51,114,450	$145,522	$701,754	$154,345	$54,934,892

Helios Multi-Sector High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loan	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$797,129	$180,032	$977,161
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,586,181	42,102,294	—	—	—	44,688,475
Level 3 — Significant Unobservable Inputs	—	15,840,232	158,751	—	—	15,998,983

Total	$2,586,181	$57,942,526	$158,751	$797,129	$180,032	$61,664,619

Helios Strategic Income Fund, Inc.

Valuation Inputs	Commercial Mortgage- Backed Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loan	Common Stocks	Warrants	Total
Level 1 — Quoted Prices	$—	$—	$—	$—	$2,970,611	$154,345	$3,124,956
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—	7,788,378	21,751,292	—	—	—	29,539,670
Level 3 — Significant Unobservable Inputs	8,205,705	—	11,827,302	132,293	—	—	20,165,300

Total	$8,205,705	$7,788,378	$33,578,594	$132,293	$2,970,611	$154,345	$52,829,926

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Advantage Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loan	Total
Balance as of March 31, 2011	$31,193,500	$291,584	$31,485,084
Accrued Discounts (Premiums)	172,291	8,093	180,384
Realized Gain/(Loss)	(1,299,755)	2,784	(1,296,971)
Change in Unrealized Appreciation (Depreciation)	927,838	(87,540)	840,298
Purchases at cost	12,497,634	265,729	12,763,363
Sales proceeds	(17,551,421)	(295,440)	(17,846,861)
Transfers out of Level 3	(7,019,432)	—	(7,019,432	)(a)

Balance as of March 31, 2012	$18,920,655	$185,210	$19,105,865

Change in unrealized gains or losses relating to assets still held at reporting date	$(40,042)	$(88,633)	$(128,675)

Helios High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loan	Total
Balance as of March 31, 2011	$20,909,956	$229,102	$21,139,058
Accrued Discounts (Premiums)	79,503	6,694	86,197
Realized Gain/(Loss)	140,038	1,852	141,890
Change in Unrealized Appreciation (Depreciation)	(368,554)	(68,781)	(437,335)
Purchases at cost	8,661,940	208,787	8,870,727
Sales proceeds	(10,420,125)	(232,132)	(10,652,257)
Transfers out of Level 3	(5,293,079)	—	(5,293,079	)(a)

Balance as of March 31, 2012	$13,709,679	$145,522	$13,855,201

Change in unrealized gains or losses relating to assets still held at reporting date	$(56,939)	$(69,639)	$(126,578)

Helios Multi-Sector High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loan	Total
Balance as of March 31, 2011	$23,513,374	$249,929	$23,763,303
Accrued Discounts (Premiums)	107,199	7,278	114,477
Realized Gain/(Loss)	(471,896)	2,021	(469,875)
Change in Unrealized Appreciation (Depreciation)	298,105	(75,010)	223,095
Purchases at cost	9,906,607	227,768	10,134,375
Sales proceeds	(12,180,371)	(253,235)	(12,433,606)
Transfers out of Level 3	(5,332,786)	—	(5,332,786	)(a)

Balance as of March 31, 2012	$15,840,232	$158,751	$15,998,983

Change in unrealized gains or losses relating to assets still held at reporting date	$(69,865)	$(75,947)	$(145,812)

2012 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

Helios Strategic Income Fund, Inc.

Investments in Securities	Commercial Mortgage- Backed Securities	High Yield Corporate Bonds	Term Loan	Total
Balance as of March 31, 2011	$4,799,663	$14,795,090	$208,275	$19,803,028
Accrued Discounts (Premiums)	(66,982)	112,893	6,064	51,975
Realized Gain/(Loss)	—	(1,127,746)	1,684	(1,126,062)
Change in Unrealized Appreciation (Depreciation)	404,583	1,084,922	(62,508)	1,426,997
Purchases at cost	3,068,441	7,991,078	189,807	11,249,326
Sales proceeds	—	(7,644,740)	(211,029)	(7,855,769)
Transfers out of Level 3	—	(3,384,195)	—	(3,384,195	)(a)

Balance as of March 31, 2012	$8,205,705	$11,827,302	$132,293	$20,165,300

Change in unrealized gains or losses relating to assets still held at reporting date	$404,583	$(225,947)	$(63,289)	$115,347

(a)	Transferred due to an increase/decrease of observable market data for these securities primarily an increase in trade basis information versus dealer quotes.

For the fiscal year ended March 31, 2012, there was no significant security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of March 31, 2012, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2012, open taxable years consisted of the taxable years ended March 31, 2009 through March 31, 2012. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its

2012 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Each Fund previously entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) did not exceed 1.30% of average annual net assets of each Fund. The Expense Limitation Agreements terminated effective July 29, 2010. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2013	Up to July 29, 2013
Helios Advantage Income Fund, Inc.	$374,959	$32,427
Helios High Income Fund, Inc.	337,154	58,511
Helios Multi-Sector High Income Fund, Inc.	353,979	44,492
Helios Strategic Income Fund, Inc.	341,483	57,099

During the fiscal year ended March 31, 2012, the Advisor earned the following in investment advisory fees under the Advisory Agreements.

Fund	Investment Advisory Fees
Helios Advantage Income Fund, Inc.	$510,243
Helios High Income Fund, Inc.	366,899
Helios Multi-Sector High Income Fund, Inc.	413,540
Helios Strategic Income Fund, Inc.	342,011

$1,632,693

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

The Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, which replaced State Street Bank and Trust Company as the sub-administrator of the Funds effective October 1, 2011. The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator.

During the fiscal year ended March 31, 2012, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$117,748
Helios High Income Fund, Inc.	84,669
Helios Multi-Sector High Income Fund, Inc.	95,432
Helios Strategic Income Fund, Inc.	78,926

$376,775

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities, for the fiscal year ended March 31, 2012 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$24,565,534	$22,254,517
Helios High Income Fund, Inc.	16,577,204	15,749,130
Helios Multi-Sector High Income Fund, Inc.	19,445,697	18,094,420
Helios Strategic Income Fund, Inc.	21,186,410	18,383,532

For the fiscal year ended March 31, 2012, there were no transactions in U.S. Government securities.

6. Borrowings

Credit facility: The Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the fiscal year ended March 31, 2012, the average interest rate paid on the amounts outstanding under the line of credit was 1.18% for each of the Funds.

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at March 31, 2012	23,700,000	17,425,000	19,800,000	15,950,000
Line of credit amount unused at March 31, 2012	3,300,000	1,575,000	2,200,000	2,050,000
Average balance outstanding during the period	22,532,109	17,016,287	19,265,552	15,133,153
Interest expense incurred on line of credit during the year	309,094	221,957	255,232	206,437

2012 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

7. Reverse Stock Split

Effective September 1, 2009, each Fund affected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect of the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing any preferences, conversion or other rights, voting powers, or, restrictions, limitations as to dividends, qualifications, or terms or conditions for the redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 76.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the fiscal year ended March 31, 2012 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,722,655	$3,484,189	$3,661,470	$2,490,768

Total distributions	$4,722,655	$3,484,189	$3,661,470	$2,490,768

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

The tax character of distributions paid for the fiscal year ended March 31, 2011 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,706,314	$3,337,932	$3,642,498	$2,668,637
Return of capital	—	144,192	—	148,303

Total distributions	$4,706,314	$3,482,124	$3,642,498	$2,816,940

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2012, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Undistributed ordinary income	$373,065	$34,148	$376,505	$276,511
Capital loss carryforward (1)	(401,012,492)	(299,376,208)	(450,100,115)	(365,491,429)
Unrealized appreciation	3,227,245	2,339,119	2,372,396	2,294,731

	$(397,412,182)	$(297,002,941)	$(447,351,214)	$(362,920,187)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

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Notes to Financial Statements

March 31, 2012

As of March 31, 2012, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$54,307,610	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	42,347,138	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	61,500,585	205,725,325	182,874,205
Helios Strategic Income Fund, Inc.	1,362,197	193,592	59,889,208	152,878,553	151,167,879

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at March 31, 2012 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$73,911,507	$4,743,148	$(1,515,903)	$3,227,245
Helios High Income Fund, Inc.	52,595,773	3,513,499	(1,174,380)	2,339,119
Helios Multi-Sector High Income Fund, Inc.	59,292,223	3,707,839	(1,335,443)	2,372,396
Helios Strategic Income Fund, Inc.	50,535,195	3,711,662	(1,416,931)	2,294,731

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

Fund	Undistributed Net Investment Income	Paid in Capital
Helios Strategic Income Fund, Inc.	$1	$(1)

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In May, 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards. ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)

for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact this pronouncement will have on the Funds’ financial statement disclosures.

2012 Annual Report

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Notes to Financial Statements

March 31, 2012

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the actions discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds. As discussed further below, the Funds moved to dismiss the consolidated class action related to the closed-end funds, but the Court denied the motion as it relates to the Funds. The parties in this action have agreed to an extension until June 2012 for the filing of an answer to the complaint.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund underwent an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions, and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds have undertaken an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims is in the best interest of the Funds. On January 24, 2011, the Funds filed a motion for a stay of the action pending the completion of the Boards’ investigation or, in the alternative, until April 6, 2011. Also on January 24, 2011, the non-Fund defendants filed motions to dismiss the consolidated amended complaint. On February 9, 2011, the Court granted the Funds’ motion and stayed the case until April 6, 2011. On April 6, 2011, the Funds and derivative plaintiffs filed a joint, unopposed motion for a sixty-day extension of the stay of the case to facilitate their discussion of a possible resolution of the issues in this action. The Court granted this motion on April 8, 2011, staying the case until June 6, 2011. Per the Court’s June 28, 2011 Scheduling Order, derivative plaintiffs filed their motion in opposition to the non-Fund defendants’ motion to

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Notes to Financial Statements

March 31, 2012

dismiss on July 19, 2011. Non-Fund defendants filed their reply on August 18, 2011. On September 9, 2011, the Court entered an order granting non-Fund defendants’ motion to dismiss without prejudice. Following the Board’s investigation, the Board has authorized derivative plaintiffs’ counsel to pursue the derivative claims on behalf of the closed-end funds. On October 21, 2011, derivative plaintiffs filed a verified shareholder derivative complaint, with plans to file an amended complaint soon thereafter. Subsequently, on November 15, 2011, derivative plaintiffs filed a verified amended shareholder derivative complaint. On January 13, 2012, non-Fund defendants filed a motion to dismiss the amended derivative complaint. Derivative plaintiffs filed their opposition brief on February 27, 2012, and defendants’ replies were filed on March 28, 2012. A decision on the motion to dismiss is still pending.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010. On November 30, 2010, the open-end funds filed an additional status report in the open-end derivative action, including a proposed memorandum of understanding between the open-end funds and derivative plaintiffs regarding the resolution of some of the issues in the open-end derivative and class actions and the realignment of the open-end funds as plaintiffs in the open-end derivative action (the “MOU”). The open-end funds and derivative plaintiffs also filed a motion for an extension of the stay to facilitate the steps necessary to seek approval of the MOU and the proposed settlement. On December 10, 2010, the Court granted the joint motion and stayed the action until April 6, 2011. On December 16, 2010, the Court entered a scheduling order in the open-end class action that gave plaintiffs until April 6, 2011 to file the necessary motions seeking approval of the proposed partial settlement. On March 14, 2011, the open-end funds and derivative plaintiffs filed a joint motion for approval of the proposed notice to the open-end funds’ shareholders and final approval of the MOU in the open-end derivative action. On that same date, the open-end funds and lead plaintiffs filed a joint motion for preliminary approval of the proposed partial settlement and approval of notice to the settlement class members in the open-end class action. Non-Fund defendants filed opposition papers on April 18, 2011. On June 21, 2011 the Funds and plaintiffs executed an amended MOU (the “Amended MOU”), which was submitted to the Court together with the reply papers of the Funds and plaintiffs on June 24, 2011. The non-Fund defendants filed their sur-reply papers on August 1, 2011. On August 12, 2011, plaintiffs and the Funds filed a motion with the Court requesting leave to file sur-sur-reply briefs in response to the non-Fund defendants’ sur-reply briefs. On September 6, 2011, plaintiffs and the Funds filed a joint motion to strike the Declaration of Nancy J. Moore (the “Moore Declaration”), submitted in support of the non-Fund defendants’ opposition to final approval of the Amended MOU and partial settlement. Non-Fund defendants filed their opposition brief September 20, 2011, and plaintiffs and the Funds filed their reply brief on October 27, 2011. The Court held a hearing on the motion to strike the Moore Declaration on December 7, 2011, and on January 4, 2012, the Court entered an order denying the motion to strike. On March 26, 2012, the Court granted plaintiffs’ and the Funds’ joint motion for leave to file a sur-sur-reply on the Amended MOU briefing. On April 18, 2012, plaintiffs and the Funds each filed their respective sur-sur-reply briefs. A decision on the motion to approve the Amended MOU and partial settlement is still pending.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On December 15, 2010, the Court entered an order appointing lead plaintiffs and lead counsel and consolidating the various actions in this proceeding. On February 22, 2011, plaintiffs filed a

2012 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2012

consolidated amended class action complaint, alleging Section 11 and Section 12 securities violations against Helios Multi-Sector High Income Fund, and Section 10b securities violations against all four Closed-End Funds. On April 13, 2011, the Funds filed a motion to dismiss the consolidated amended complaint with prejudice. The non-Fund defendants filed separate motions to dismiss the consolidated amended complaint on April 13, 2011. Per the Court’s May 20, 2011 Scheduling Order, plaintiffs filed their brief in opposition to the Funds’ and non-Fund defendants’ separate motions to dismiss on June 17, 2011. The Funds and non-Fund defendants filed their replies in support of their separate motions to dismiss on August 12, 2011. On March 30, 2012, the Court entered an order granting in part and denying in part the motion to dismiss. The Court dismissed certain claims against the Officer Co-Defendants, but denied dismissal of all other claims. On April 13, 2012, plaintiffs filed a consolidated amended class action complaint. Also on April 13, 2012, co-defendants and the Funds filed a joint, unopposed motion for an extension on the filing of an answer to the amended class action complaint until June 11, 2012.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding. The Court entered the MDL transfer order consolidating the actions on August 31, 2010.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. On April 25, 2011, the Court granted defendants’ motion to consolidate the ERISA actions. On May 20, 2011, the ERISA plaintiffs filed a Third Amended Consolidated Class Action Complaint that no longer names the Funds as defendants in the action.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

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Notes to Financial Statements

March 31, 2012

13. Settlement Proceeds

During the fiscal year ended March 31, 2012, the Funds received settlements of various claims from certain securities previously held in their portfolios in the following amounts:

Fund	Amount Received	Per Share
Helios Advantage Income Fund, Inc.	$3,976,032	$0.61
Helios High Income Fund, Inc.	2,956,097	0.61
Helios Multi-Sector High Income Fund, Inc.	3,946,645	0.52
Helios Strategic Income Fund, Inc.	2,956,097	0.50

These amounts are included in net realized gains on investment transactions on the Statements of Operations.

14. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0625	April 18, 2012	April 26, 2012
Helios High Income Fund, Inc.	$0.0600	April 18, 2012	April 26, 2012
Helios Multi-Sector High Income Fund, Inc.	$0.0425	April 18, 2012	April 26, 2012
Helios Strategic Income Fund, Inc.	$0.0350	April 18, 2012	April 26, 2012

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0625	May 16, 2012	May 31, 2012
Helios High Income Fund, Inc.	$0.0600	May 16, 2012	May 31, 2012
Helios Multi-Sector High Income Fund, Inc.	$0.0425	May 16, 2012	May 31, 2012
Helios Strategic Income Fund, Inc.	$0.0350	May 16, 2012	May 31, 2012

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2012 Annual Report

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Helios Advantage Income Fund, Inc.,

Helios High Income Fund, Inc.,

Helios Multi-Sector High Income Fund, Inc. and

Helios Strategic Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We were not engaged to audit nor have we audited the financial highlights for the year ended March 31, 2008. Accordingly, we express no opinion or any other form of assurance on the financial highlights for the year ended March 31, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2012

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HELIOS FUNDS

Tax Information (Unaudited)

March 31, 2012

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund	Percentage
Helios Advantage Income Fund, Inc.	0.63%
Helios High Income Fund, Inc.	0.75%
Helios Multi-Sector High Income Fund, Inc.	0.66%
Helios Strategic Income Fund, Inc.	4.96%

For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2012 was as follows:

Fund	Percentage
Helios Advantage Income Fund, Inc.	0.63%
Helios High Income Fund, Inc.	0.75%
Helios Multi-Sector High Income Fund, Inc.	0.66%
Helios Strategic Income Fund, Inc.	5.19%

2012 Annual Report

HELIOS FUNDS

Compliance Certifications (Unaudited)

March 31, 2012

On November 21, 2011, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

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HELIOS FUNDS

Proxy Results (Unaudited)

March 31, 2012

During the fiscal year ended March 31, 2012, the stockholders of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund Inc. and Helios Strategic Income Fund, Inc. voted on the following proposals at a stockholder meeting on November 17, 2011. The description of the proposal and number of shares voted are as follows:

Helios Advantage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Louis P. Salvatore	6,027,142	159,407	—

Helios High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Louis P. Salvatore	4,383,093	124,575	—

Helios Multi-Sector High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Louis P. Salvatore	6,750,123	236,610	—

Helios Strategic Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Louis P. Salvatore	5,140,096	176,723	—

2012 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Director to serve until 2012 Annual Meeting of Stockholders:

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 65	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	6

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 69	Director and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	11

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 55	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2009	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	6

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Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 65	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

2012 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 56	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investments Funds (UCITS) PLC (2011-Present); Director, Brookfield Investment Funds (QIF) PLC (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 46	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of one other investment company advised by the Advisor (2009-Present).

Richard M. Cryan* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 56	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-present); Senior Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Three World Financial Center, 200 Vesey Street, 24[h] Floor, New York, New York 10281-1010 Age 40	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (2011-present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York, 10281-1010 Age 55	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since March 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present): Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

Lily Wicker* c/o Three World Financial Center, 200 Vesey Street, 24th Floor, New York, New York 10281-1010 Age 33	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Chief Compliance Officer, Brookfield Investment Management (UK) Limited (2011-Present); Vice President (2010-Present) and Compliance Officer (2011-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2012 Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

2012 Annual Report

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street

New York, New York 10281

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator and Fund Accounting Agent

U.S. Bank Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc. Three World Financial Center 200 Vesey Street New York, New York 10281-1010 1-800-497-3746 www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-497-3746 or by writing to Registrant Secretary at Three World Financial Center, 200 Vesey Street, 24th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For each fiscal year ended March 31, 2012 and March 31, 2011, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $39,800 and $39,800 respectively, each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal year ended March 31, 2012 and March 31, 2011, BBD billed the Registrant aggregate fees of $4,200, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended March 31, 2012 and March 31, 2011, there were no Audit-related fees.

All Other Fees

For the fiscal years ended March 31, 2012 and March 31, 2011, there were no Other Fees.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, the “Adviser”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which the Adviser has been delegated such proxy voting authority.

A.  Proxy Voting Committee

The Adviser’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that the Adviser meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, the Adviser owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, the Adviser seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the Adviser generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, the Adviser generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, the Adviser’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

The Adviser may retain an independent third party proxy voting agent to assist it in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, the Adviser may consider the proxy voting agent’s research and analysis as part of its own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. The Adviser bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by the Adviser, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist the Adviser in maintaining records of its portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 28 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined Brookfield Investment Management Inc. (the “Adviser”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Richard M. Cryan – Mr. Cryan serves as co-portfolio manager for the Registrant since May 2011. Mr. Cryan is based in Boston and is responsible for the Adviser’s corporate high yield exposures, the establishment of portfolio objectives and strategies. Mr. Cryan has over 32 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley serves as co-portfolio manager for the Registrant since May 2011. Mr. Shipley has over 22 years of investment experience. He is responsible for the implementation of the Adviser’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson, Cryan and Shipley and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant, as of April 30, 2012:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$621 million	$49 million	$60 million
Assets Managed with Performance-Based Advisory Fees	$0	$3 million	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of April 30, 2012:
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$213 million	$67 million	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of April 30, 2012:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$213 million	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as April 30, 2012.

Dollar Range of Securities Owned
Dana E. Erikson	Over $100,000
Richard Cryan	$0 - $10,000
Mark Shipley	$0 - $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Adviser compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser and its parent company. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components:

•	A base salary,

•	An annual cash bonus; and

•	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company.

•	If applicable, long-term compensation consisting of interests in hedge funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   None.

    (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)   None.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date:  June 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: June 5, 2012

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date:  June 5, 2012